UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event              February 12, 2001
                reported)

                            ILLUMINET HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)


             DELAWARE                    0-27555              36-4042177
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   (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)               File Number)        Identification No.)


4501 Intelco Loop, S.E., Lacey, Washington                    98503
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       (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code         (360) 493-6000
                                                     ---------------------------



                                 Not applicable
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         (Former name or former address, if changed since last report)

Item 7.        Financial Statements and Exhibits.

      (c)   EXHIBITS.  The following exhibits are filed herewith:

      99.1  Press Release dated February 12, 2001.

Item 9.  Regulation FD Disclosure.

      On February 12, 2001, the Company issued a press release announcing its acquisition of a pair of Signal Transfer Points from the New York State Independent Network located in Warwick and Chatham, New York. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  February 12, 2001
                                          ILLUMINET HOLDINGS, INC.


                                          By:  /s/ Ralph Buehlmaier
                                              --------------------------------
                                             Ralph Buehlmaier, Controller and
                                             Assistant Treasurer